EXHIBIT 24.1


                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that Hvide Marine Incorporated, a corporation organized under the laws of the State of Florida (the "Corporation"), and the undersigned officers and directors of the Corporation, individually and in their respective capacities indicated below, hereby make, constitute and appoint Robert B. Lamm, Michael Joseph and Joseph S. Carlin its and their true and lawful attorneys, their separate or joint signatures sufficient to bind, with power of substitution, to execute, deliver and file in its or their behalf, and in each person's respective capacity or capacities as shown below, a registration statement on Form S-8 under the Securities Act of 1933, any amendments to and any and all documents in support of or supplemental to said registration statement by the Corporation; and the Corporation and each said person hereby grant to said attorneys full power and authority to do and perform each and every act and thing whatsoever as any one of said attorneys may deem necessary or advisable to carry out the full intent of this Power of Attorney to the same extent and with the same effect as the Corporation or the undersigned officers and directors of the Corporation might or could do personally in its or their capacity or capacities as aforesaid; and the Corporation and each of said persons hereby ratify, confirm and approve all acts and things that any one of said attorneys may do or cause to be done by virtue of this Power of Attorney and its signature or their signatures as the same may be signed by any one of said attorneys to said registration statement and any and all documents in support of or supplemental to said registration statement and any and all amendments thereto.

Dated as of June 2, 1999.
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
                                                            HVIDE MARINE INCORPORATED



Attest:    /s/  ROBERT B. LAMM                             By:     /s/ JEAN FITZGERALD
                   Robert B. Lamm                                              Jean Fitzgerald
                      Secretary                                     President and Chief Executive Officer



         /s/ JEAN FITZGERALD                                           /s/ JOHN H. BLANKLEY
                   Jean Fitzgerald                                            John H. Blankley
Chairman of the Board, President, Chief Executive                 Executive Vice President, Chief Financial
 Officer and Director (principal executive officer)          Officer and Director (principal financial officer)



       /s/ JOHN J. KRUMENACKER                                      /s/ EUGENE F. SWEENEY
                 John J. Krumenacker                                          Eugene F. Sweeney
                     Controller                                   Executive Vice President, Chief Operating
           (principal accounting officer)                                   Officer and Director



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
      /s/ ROBERT B. CALHOUN, JR.                                     /s/ GERALD FARMER
               Robert B. Calhoun, Jr.                                           Gerald Farmer
                      Director                                                    Director



           /s/ J. ERIK HVIDE                                            /s/ JOHN J. LEE
                    J. Erik Hvide                                                John J. Lee
                      Director                                                    Director



       /s/ WALTER C. MINK                                                /s/ ROBERT RICE
                   Walter C. Mink                                                Robert Rice
                      Director                                                    Director



       /s/ RAYMOND B. VICKERS                                        /s/ JOSIAH O. LOW III
                 Raymond B. Vickers                                               Josiah O. Low III
                      Director                                                    Director


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